UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 13, 2021

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.125% Notes due 2028	VZ28A	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
0.375% Notes due 2029	VZ29D	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
0.750% Notes due 2032	VZ32A	New York Stock Exchange
1.300% Notes due 2033	VZ33B	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
1.125% Notes due 2035	VZ35A	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.875% Notes due 2038	VZ38C	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange
1.850% Notes due 2040	VZ40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders of Verizon Communications Inc. held on May 13, 2021, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,463,344,629 or 83.65% of the common shares outstanding on March 15, 2021, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Shellye L. Archambeau	2,656,539,039	95,594,059	34,677,499	676,534,032
Roxanne S. Austin	2,672,674,363	99,492,592	14,643,642	676,534,032
Mark T. Bertolini	2,727,872,905	42,810,956	16,126,736	676,534,032
Melanie L. Healey	2,701,734,016	70,219,426	14,857,155	676,534,032
Clarence Otis, Jr.	2,582,729,153	188,252,982	15,828,462	676,534,032
Daniel H. Schulman	2,716,145,984	54,453,676	16,210,937	676,534,032
Rodney E. Slater	2,680,087,786	90,540,247	16,182,564	676,534,032
Hans E. Vestberg	2,553,119,986	205,462,740	28,227,871	676,534,032
Gregory G. Weaver	2,723,647,458	46,786,687	16,376,452	676,534,032

(b)

The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,556,473,582 votes for, 207,460,171 votes against, 22,876,844 abstentions and 676,534,032 broker non-votes.

(c)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2021 was ratified with 3,275,839,425 votes for, 170,659,086 votes against and 16,846,118 abstentions.

(d)	The shareholder proposal regarding Shareholder Action by Written Consent was defeated with 974,294,087 votes for, 1,782,735,591 votes against, 29,780,919 abstentions and 676,534,032 broker non-votes.

(e)	The shareholder proposal regarding an Amendment to the Clawback Policy was defeated with 1,014,822,176 votes for, 1,740,586,156 votes against, 31,402,265 abstentions and 676,534,032 broker non-votes.

(f)

The shareholder proposal regarding Shareholder Ratification of Annual Equity Awards was defeated with 1,051,634,546 votes for, 1,706,772,519 votes against, 28,403,532 abstentions and 676,534,032 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 18, 2021	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary